THE MANAGERS FUNDS

Managers AMG Essex Large Cap Growth Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

(Statement of Additional Information dated May 1, 2009, as supplemented May 20, 2009)

Supplement dated July 1, 2009 to the Statement of Additional Information dated May 1, 2009, (as supplemented May 20, 2009).

The following information supplements and supersedes any information to the contrary relating to Managers AMG Essex Large Cap Growth Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, and Managers Global Bond Fund (the “Funds”), each a series of The Managers Funds, contained in the Funds’ Statement of Additional Information noted above, as supplemented.

On June 23, 2009, the Securities and Exchange Commission (“SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other Funds in the Managers Family of Funds except Managers Money Market Fund. Participation in this inter-fund lending program is voluntary for both borrowing and lending Funds, and an inter-fund loan is only made if it benefits each participating Fund. Due to their investment restrictions, the Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund will not participate in the inter-fund lending program. Managers Investment Group LLC administers the program according to procedures approved by the Fund’s Board of Trustees (the “Board”), and the Board monitors the operation of the program. An inter-fund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds.

In addition, on page forty-two of the SAI under the section “Fundamental Investment Restrictions of the Equity and Bond Funds,” the following information is hereby added after the eighth paragraph:

“For purposes of investment restriction (6) above, the term “portfolio securities” includes cash in a Fund’s portfolio.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE